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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 19, 2000 (June 15, 2000)

                                    @plan.inc
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             (Exact name of registrant as specified in its charter)

                 Tennessee                               0-25575                   62-1643381
---------------------------------------------      ----------------------      -----------------
(State or other jurisdiction of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                                               Identification No.)


     Three Landmark Square, Suite 400
         Stamford, Connecticut                                   06901
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (203) 961-0340

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.     Other Events
--------------------------

        @plan.inc issued a press release on June 15, 2000 announcing its appointment of Veronis Suhler to pursue strategic opportunities for the Company. For information regarding the appointment, reference is made to the press release dated June 15, 2000, which is attached hereto as
        Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
------------------------------------------------------------------------------


        99.1    Press Release dated June 15, 2000.









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       @plan.inc

Date: June 19, 2000                    By:    /s/ Mark K. Wright
                                            ------------------------------------
                                            Mark K. Wright
                                            Chairman and Chief Executive Officer





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                                  EXHIBIT INDEX



      No.         Exhibit
     ----         -------
     99.1         June 15, 2000 Press Release